Supplement to the
Fidelity Advisor® Dividend Growth Fund
Class A, Class M, Class C, Class I and Class Z
January 29, 2021
Prospectus

The following information replaces similar information found in the “Fund Summary” section under the “Principal Investment Strategies” heading.

  Normally investing primarily in companies that currently pay, or have a historical record of paying, dividends.

The following information replaces similar information found in the “Investment Details” section under the “Principal Investment Strategies” heading.

The Adviser normally invests the fund's assets primarily in companies that currently pay, or have a historical record of paying, dividends.

The fund's strategy is based on the premise that dividends are an indication of a company's financial health and companies that pay dividends have an enhanced potential for capital growth. Although the Adviser uses income to evaluate the fund's investments, the fund does not invest for income.

ADGF-21-01 1.756194.141	October 1, 2021